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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 26, 2002


                             ALLFIRST FINANCIAL INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)


        1-7273                                            52-0981378
(Commission File Number)                    (I.R.S. Employer Identification No.)

          25 S. Charles Street
           Baltimore, Maryland                                      21201
 (Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:(410) 244-4000


                                 Not Applicable
          (Former name or former address, if changed since last report)
                          ___________________________

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Item 4. Change in Registrant's Certifying Accountants

     As previously discussed in a Current Report on Form 8-K dated April 24, 2002 and filed by Allfirst Financial Inc. ("Allfirst") on May 1, 2002, PricewaterhouseCoopers ("PWC") served as external auditors for Allied Irish Banks, p.l.c. ("AIB") and as independent accountants for Allfirst for the year ended December 31, 2001. On April 24, 2002, AIB announced that it would be putting its external audit engagement out to tender and that PWC would not participate in the tender process and would not therefore go forward for reappointment at the AIB annual general meeting on May 29, 2002.

     In a letter to AIB dated April 24, 2002, issued for the purposes of Section 160(2)(c) of the Companies Act, 1963, PWC stated its unwillingness to be re-appointed as auditors of AIB and that it would not participate in the tender process. In a letter to Allfirst dated May 1, 2002, PWC confirmed that the client-auditor relationship between the two would cease effective upon the conclusion of AIB's annual general meeting, which was expected to conclude on June 26, 2002.

     The shareholders of AIB appointed KPMG Ireland, the Irish member firm of KPMG International, as AIB's external auditors at the adjourned annual general meeting on June 26, 2002. The board of directors of Allfirst Financial Inc. ("Allfirst") will ratify the selection of KPMG LLP, the U.S. member firm of KPMG International, as Allfirst's independent auditors at the board's meeting in July 2002.

     PWC's reports on the financial statements of Allfirst for the years ended December 31, 2000 and 2001, did not contain an adverse opinion or a disclaimer of an opinion, and were unqualified as to uncertainty, audit scope or accounting principles.

     During 2002 and each of the two most recent fiscal years, there were no disagreements between Allfirst and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had not been resolved to PWC's satisfaction, would have caused PWC to make reference to the subject matter of the disagreement or disagreements in connection with its reports.

     During 2002 and each of the two most recent fiscal years, there were no "reportable events," as defined in Item 304 of Regulation S-K under the Securities Act of 1933, as amended.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

     16.1 Letter from PricewaterhouseCoopers, LLP pursuant to Regulation S-K, Item 304(a)(3) (to be filed by amendment)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ALLFIRST FINANCIAL INC.

Date: July 3, 2002                  By: MAURICE J. CROWLEY
                                        ----------------------
                                        Maurice J. Crowley
                                             Executive Vice President and
                                             Chief Financial Officer